INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Taxes [Abstract]
Fair value through other comprehensive income	$ 37	$ (119)	$ (13)
Net investment hedges	(17)	18	9
Cash flow hedges	(26)	86	15
Equity accounted investments	0	1	(2)
Insurance finance reserve	(10)	22	0
Pension plan actuarial changes	10	16	32
Total tax expense (recovery) in other comprehensive income	$ (6)	$ 24	$ 41